          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                                                    Exhibit 10.2

                                                                  EXECUTION COPY

                          AMENDMENT TO CREDIT AGREEMENT

                            DATED AS OF APRIL 1, 2003

            AMENDMENT NO. 1 TO CREDIT AGREEMENT dated as of April 1, 2003 (this "Amendment") to the Credit Agreement dated as of December 26, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") by and among PERKINELMER, INC., a Massachusetts corporation (the "Borrower"), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (collectively, the "Lenders"), MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as sole advisor, sole lead arranger and sole bookrunner, MERRILL LYNCH CAPITAL CORPORATION, as syndication agent, SOCIETE GENERALE, as documentation agent and BANK OF AMERICA, N.A., as administrative agent (in such capacity, the "Administrative Agent") for the Lenders and as Issuing Lender and Alternate Rate Lender. Capitalized terms not otherwise defined herein shall have the same meanings as specified therefor in the Credit Agreement.

            PRELIMINARY STATEMENTS:

            (1) The Borrower has requested that the Lenders agree to amend the Credit Agreement in order to, among other things, provide for same day borrowings of Base Rate Revolving Credit Loans under the Revolving Credit Commitments and amend Section 7.5(i) of the Credit Agreement.

            (2) The Lenders have indicated their willingness to agree to so amend the Credit Agreement, but only on and subject to the terms and conditions of this Amendment.

            NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

            SECTION 1. Amendments to the Credit Agreement. The Credit Agreement is hereby amended, effective as of the Effective Date (as defined in Section 2 below), as follows:

            (a) Section 1.1 of the Credit Agreement is amended to add the following new definitions, each in its appropriate alphabetic order:

            "[**]": [**], an Illinois corporation.

            "Commercial Lighting Disposition": the sale (together with the assignment of certain liabilities) to [**] by PerkinElmer Opto of its business for the development and manufacture (out of facilities located in Fremont and Santa Clara, California and Shenzhen, China) of entertainment and lithography lighting products for the cinema projection, analytical instruments, industrial and cinema and entertainment markets, for aggregate consideration of approximately $2,850,000, pursuant to the terms of the Commercial Lighting Sale Agreement.

            "Commercial Lighting Sale Agreement": the Asset Purchase Agreement to be dated on or about March 28, 2003 between PerkinElmer Opto and [**] with respect to the Commercial Lighting Disposition.

            "PerkinElmer Opto": PerkinElmer Optoelectronics NC, Inc., a Delaware corporation and a wholly-owned Subsidiary of the Borrower.

            (b) The definition of "Revolving Credit Note" in Section 1.1 is amended and restated in its entirety to read as follows:

            "Revolving Credit Note": as defined in Section 2.7."

            (c) Section 2.5 of the Credit Agreement is amended and restated in it entirety to read as follows:

            "2.5 Procedure for Revolving Credit Borrowing. The Borrower may borrow under the Revolving Credit Commitments on any Business Day during the Revolving Credit Commitment Period, provided that the Borrower shall deliver to the Administrative Agent a Borrowing Notice (which Borrowing Notice must be received by the Administrative Agent (a) prior to 12:00 Noon, New York City time, three Business Days prior to the requested Borrowing Date, in the case of Eurodollar Loans or (b) prior to 11:00 A.M. New York time, on the requested Borrowing Date, in the case of Base Rate Loans), specifying (i) the amount and Type of Revolving Credit Loans to be borrowed, (ii) the requested Borrowing Date and (iii) in the case of Eurodollar Loans, the length of the initial Interest Period therefor. Each borrowing of Revolving Credit Loans under the Revolving Credit Commitments shall be in an amount equal to (x) in the case of Base Rate Loans, $1,000,000 or a whole multiple thereof (or, if the then aggregate Available Revolving Credit Commitments are less than $1,000,000, such lesser amount) and (y) in the case of Eurodollar Loans, $5,000,000 or a whole multiple of $1,000,000 in excess thereof. Upon receipt of any such Borrowing Notice from the Borrower, the Administrative Agent shall promptly notify each Revolving Credit Lender thereof. Each Revolving Credit Lender will make its Revolving Credit Percentage of the amount of each borrowing of Revolving Credit Loans available to the Administrative Agent for the account of the Borrower at the Funding Office not later than 2:00 P.M., New York time, on the Borrowing Date requested by the Borrower in funds immediately available to the Administrative Agent. Such borrowing will then be made available to the Borrower by the Administrative Agent in like funds as received by the Administrative Agent."

            (d) Section 7.5(i) of the Credit Agreement is amended and restated in its entirety to read as follows:

            "(i) the Disposition of other assets having a fair market value not to exceed $5,000,000 in the aggregate for any fiscal year of the Borrower; provided that (i) at least 75% of the consideration for each such Disposition (other than the Commercial Lighting

      Disposition) shall be in the form of cash and (ii) at least [**]% of the consideration for the Commercial Lighting Disposition shall be in the form of cash; and"

            SECTION 2. Conditions of Effectiveness. This Amendment shall become effective (the "Effective Date") as of the date first above written when, and only when:

      (a) the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower and the Required Lenders or, as to any of such Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment.

      (b) the Administrative Agent shall have additionally received all of the following documents, each such document (unless otherwise specified) dated the date of receipt thereof by the Administrative Agent (unless otherwise specified) and in sufficient copies for each Lender, in form and substance satisfactory to the Administrative Agent (unless otherwise specified) and in sufficient copies for each Lender:

            (i) A certificate of the Secretary or an Assistant Secretary of the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign this Amendment and the other documents to be delivered hereunder and thereunder; and

            (ii) A certificate signed by a duly authorized officer of the Borrower stating that:

            (A) The representations and warranties contained in the Loan Documents and in Section 3 hereof are correct on and as of the date of such certificate as though made on and as of such date, except where such representation and warranty is expressly made as of a specific earlier date, in which case such representation and warranty shall be true as of such earlier date; and

            (B) No event has occurred and is continuing that constitutes a Default or Event of Default as of the Effective Date and after giving effect to this Amendment.

      (c) All of the accrued fees and expenses of the Administrative Agent and the Lenders (including the accrued fees and expenses of counsel for the Administrative Agent in connection with this Amendment and for other work since the Closing Date) shall have been paid in full.

            SECTION 3. Representations and Warranties of the Borrower(a) In order to induce the parties hereto to execute and deliver this Amendment, the Borrower hereby restates each of the representations and warranties contained in Sections 4.3, 4.4 and 4.5 of the Credit Agreement, with each reference therein to the Credit Agreement being deemed to be a dual reference both to this Amendment and the Credit Agreement as amended by this Amendment.

            SECTION 4. Reference to and Effect on the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit

Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

            (b) The Credit Agreement and the Notes, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.

            (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

            SECTION 5. Costs, Expenses The Borrower agrees to pay on demand all reasonable and documented costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 10.5 of the Credit Agreement.

            SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

            SECTION 7. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                          PERKINELMER, INC., as Borrower

                                          By  /s/ Terrance L. Carlson
                                              ----------------------------------
                                              Title:  SVP


                                          BANK OF AMERICA, N.A.,
                                          as Administrative Agent and as Lender

                                          By  /s/ James W. Ford
                                              ----------------------------------
                                              Title:  Managing Director


                                          MERRILL LYNCH CAPITAL CORPORATION,
                                          as Syndication Agent and as Lender

                                          By  /s/ Michael E. O'Brien
                                              ----------------------------------
                                              Title:  Vice President


                                          SOCIETE GENERALE, as Documentation
                                          Agent and as Lender


                                          By  /s/ Elizabeth R. Peck
                                              ----------------------------------
                                              Title:  Director

                                        ABN AMRO Bank N.V., as Lender



                                        By /s/ James S. Kreitler
                                          --------------------------------------
                                        Name:  James S. Kreitler
                                        Title: Senior Vice President


                                        By /s/ Henry Sosa
                                          --------------------------------------
                                        Name:  Henry Sosa
                                        Title: Assistant Vice President

                                      AURUM CLO 2002-1 LTD.

                                      BY: STEIN ROE & FARNHAM
                                          INCORPORATED, AS INVESTMENT, as Lender
                                          MANAGER



                                      By /s/ James R. Fellows
                                        --------------------------------------
                                        Title:  James R. Fellows
                                                Sr. Vice President &
                                                Portfolio Manager

                                        CREDIT SUISSE FIRST
                                        BOSTON INTERNATIONAL, as Lender
                                        --------------------
                                        [Type or print legal name of Lender]



                                        By /s/ [ILLEGIBLE]
                                          --------------------------------------
                                          Title: [ILLEGIBLE]
                                                 [ILLEGIBLE]

                                     DEUTSCHE BANK AG, NEW YORK BRANCH
                                     By: DB Services New Jersey, Inc., as Lender
                                         ----------------------------
                                         [Type or print legal name of Lender]


                                         By: /s/ Alice L. Wagner
                                            ------------------------------------
                                            Title: Alice L. Wagner
                                                   Vice President



                                        By: /s/ Edward Schaffer
                                           -------------------------------------
                                           Edward Schaffer
                                           Vice President

                                GoldenTree Loan Opportunities I, Ltd, as lender
                                -------------------------------------
                                [Type or print legal name of Lender]




                                By /s/ Thomas H. Shindell
                                   --------------------------------------------
                                   Title: Vice Pres

                                       Harch CLO I, Ltd., as Lender
                                       -----------------
                                       [Type or print legal name of Lender]



                                       By /s/ Michael E. Lewitt
                                          -------------------------------------
                                          Title: Michael E. Lewitt
                                                 AUTHORIZED SIGNATORY

                                       LCM I Limited Partnership, as Lender
                                       -------------------------
                                       [Type or print legal name of Lender]


                                       By: Lyon Capital Management LLC,
                                           as Attorney-in-Fact


                                       By /s/ F Tavangar
                                          -------------------------------------
                                          Title: LYON CAPITAL MANAGEMENT LLC
                                                 Farboud Tavangar
                                                 Senior Portfolio Manager

                                 LIBERTY FLOATING RATE ADVANTAGE FUND, as Lender
                                 ------------------------------------


                                 By: STEIN ROE & FARNHAM
                                     INCORPORATED, AS ADVISOR

                                 By  /s/ James R. Fellows
                                     ------------------------------------------
                                     Title: James R. Fellows
                                            Sr. Vice President & Portfolio
                                              Manager

                                     Principal Life Insurance Company, as Lender
                                     ----------------------------------
                                     [Type or print legal name of Lender]


                                     By  /s/ Dennis D. Ballard
                                        -------------------------------------
                                        Title: DENNIS D. BALLARD, COUNSEL



                                     By  /s/ James C. Fifield
                                        -------------------------------------
                                        Title: JAMES C. FIFIELD, COUNSEL

                                            STANWICH LOAN FUNDING LLC, as Lender
                                            --------------------------



                                            By  /s/ Diana L. Mushill
                                                -----------------------
                                                Title: DIANA L. MUSHILL
                                                       ASST. VICE PRESIDENT

                                              STEIN ROE & FARNHAM CLO I LTD.


                                              By: STEIN ROE & FARNHAM, as Lender
                                                  INCORPORATED, AS PORTFOLIO
                                                  MANAGER



                                              By  /s/ James R. Fellows
                                                  -----------------------
                                                  Title: James R. Fellows
                                                         Sr. Vice President &
                                                         Portfolio Manager

                                    Toronto Dominion (New York), Inc., as Lender
                                    ----------------------------------
                                    [Type or print legal name of Lender]



                                    By /s/ [ILLEGIBLE]
                                       ---------------------------------
                                       Title: Vice President

                                          VENTURE CDO 2002, LIMITED, as Lender
                                          By its investment advisor, Barclays
                                          Capital Asset Management Limited,

                                          By its sub-advisor, Barclays Bank PLC,
                                          New York Branch



                                          By: /s/ Hans L. Christensen
                                             ----------------------------------
                                              Title: HANS L. CHRISTENSEN
                                                     DIRECTOR

                                   VENTURE II CDO 2002, LIMITED, as Lender

                                   By its investment advisor, Barclays Bank PLC, New York Branch



                                   By: /s/ Hans L. Christensen
                                   ----------------------------------
                                   Title:  HANS L. CHRISTENSEN
                                           DIRECTOR